Supplement to the
Fidelity® Tax-Free Bond Fund
April 1, 2026
STATEMENT OF ADDITIONAL INFORMATION

The following information replaces similar information found in the "Management Contract" section for Michael Maka.
As of January 31, 2026, the dollar range of shares of Fidelity® Tax-Free Bond Fund beneficially owned by the portfolio manager was $100,001-$500,000.

SFB-SSTK-0526-120-1.774661.120	May 5, 2026